Owlet Announces Third Quarter 2022 Financial Results

LEHI, Utah--Nov. 14, 2022-- Owlet, Inc. ("Owlet" or the "Company") (NYSE: OWLT) today reported financial results for the third quarter ended September 30, 2022. Owlet’s President and Chief Executive Officer, Kurt Workman, and Chief Financial Officer, Kate Scolnick, will host a conference call to review the Company’s results and provide a business update today, November 14, 2022 at 4:30 p.m. ET.

Recent Highlights and Updates

•Generated revenues of approximately $17.4 million in the third quarter of 2022
•Submitted a 510(k) premarket notification to the U.S. Food and Drug Administration (the “FDA”) for a new prescription monitoring device for infants under the care of a physician
•Launched next-generation HD nursery Owlet Cam 2 and Predictive Sleep Technology tool in July
•Expanded the Company’s retail footprint, adding approximately 1,200 new Walmart locations and new product offering to approximately 600 existing Target locations
•Planned submission to the FDA of our software-as-a-medical device marketing application for an over-the-counter heart rate and oxygen opportunistic notifications function, compatible with existing Dream Sock products, anticipated to be filed in the coming weeks

“The third quarter also marked incredible progress on our regulatory goals, as we submitted a 510(k) to the FDA for a prescription-only Sock monitor for babies under the care of a physician,” said Kurt Workman, Owlet Chief Executive Officer and Co-Founder. “Additionally, we look forward to submitting a second filing in the coming weeks for a software-as a medical device, which would add opportunistic notifications to the existing Dream Sock functionality. Other positive trends we’re seeing include sell-through growing, efficiently reducing our costs and making progress toward our goal of break even. These are especially important as we navigate uncertain economic times. Despite that, we remain optimistic about the long-term opportunity to build regulatory leadership in our category. I am proud of the team’s efforts to regain our market position and deliver best-in-class solutions to better empower parents at home.”

Financial Results for the Third Quarter Ended September 30, 2022

See “Disclosure Regarding Non-GAAP Financial Measures” and the reconciliation tables that accompany this release for a discussion and reconciliation of certain non-GAAP financial measures included in this release.

Revenues were approximately $17.4 million in third quarter 2022, compared to revenues of approximately $31.5 million for the same period in 2021. The revenue decline was primarily due to lower sales volume during the quarter, impacted by reduced consumer sell-through levels and retailers targeting lower inventory levels due to prevailing macroeconomic conditions.

Cost of revenues was approximately $12.7 million with a gross margin of 26.6% for the third quarter of 2022, compared to approximately $16.6 million and 47.2% in the same period in 2021. The gross margin decline was primarily due to provisions for returns and chargeback allowances and customer discounts, which did not decrease in proportion to lower sales volume, and cost inflation.

Operating expenses were $26.4 million in third quarter 2022, compared to $28.6 million for the same period in 2021. The decrease in year-over-year operating expenses was primarily attributed to decreases in sales and marketing expenses.

Operating loss and net loss were $21.8 million and $19.4 million, respectively, in third quarter 2022, compared to $13.8 million operating loss and $34.5 million net loss for the third quarter of 2021.

Adjusted EBITDA loss was $18.4 million, compared to $11.5 million for the third quarter of 2021.

Net loss per share was $0.17 and adjusted net loss per share was $0.17 for the third quarter of 2022, compared to a net loss per share of $0.36 and adjusted net loss per share of $0.13 per share for the third quarter of 2021.

Financial Outlook

The Company will speak to its financial outlook as part of the business update provided during Owlet’s conference call today, November 14, 2022 at 4:30 p.m. ET. Conference call details are provided below and on the Company’s Investor Relations website at investors.owletcare.com.

Cautionary Note Regarding Forward-Looking Statements

This release and oral statements made from time to time by representatives of the Company may contain or incorporate by reference certain statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). Generally, forward-looking statements include the words “estimate,” may,” “believes,” “plans,” “expects,” “anticipates,” “intends,” “goal,” “potential,” “upcoming,” “outlook,” “guidance,” the negation thereof or similar expressions, although not all forward-looking statements contain these identifying words. In addition, all statements that address future operating, financial or business results, performance, strategies or initiatives, future efficiencies or savings, anticipated costs or charges, future capitalization, anticipated impacts of recent or pending investments or transactions, and statements expressing general views about future results or performance are forward-looking statements within the meaning of the Reform Act. Forward-looking statements are based on the Company’s expectations at the time such statements are made, speak only as of the dates they are made and are susceptible to a number of risks, uncertainties and other factors. For all such forward-looking statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. The Company’s actual results, performance or achievements may differ materially from any future results, performance or achievements expressed or implied by the Company’s forward-looking statements.

Many important factors could affect the Company’s future results and cause those results to differ materially from those expressed in or implied by the Company’s forward-looking statements. Such factors include, but are not limited to, the following: (1) the regulatory pathway for Owlet’s products, including submissions to, actions taken by and decisions and responses from regulators, such as the U.S. Food and Drug Administration and similar regulators outside of the United States, as well as Owlet’s ability to obtain and maintain regulatory approval or certification for our products and other regulatory requirements and legal proceedings; (2) Owlet’s competition and the Company’s ability to profitably grow and manage growth; (3) the Company’s ability to enhance future operating and financial results or obtain additional financing to continue as a going concern; (4) Owlet’s ability to obtain additional financing in the future, as well risks associated with the Company’s current loan and debt agreements, including compliance with debt covenants, restrictions on the Company’s access to capital, the impact of the Company’s overall debt levels, Owlet’s ability to finalized an amended agreement with our current lender before the end of 2022 and the Company’s ability to generate sufficient future cash flows to meet Owlet’s debt service obligations and operate Owlet’s business; (5) the ability of Owlet to implement strategic initiatives, reduce costs, grow revenues, develop new products and innovate and enhance existing products, meet customer demands and adapt to changes in consumer preferences and retail trends; (6) Owlet’s ability to acquire, defend and protect its intellectual property and satisfy regulatory requirements, including but not limited to requirements concerning privacy and data protection, breaches and loss, as well as other risks associated with Owlet’s digital platforms and technologies; (7) Owlet’s ability to maintain relationships with customers, manufacturers and suppliers and retain Owlet’s management and key employees; (8) Owlet’s ability to upgrade and maintain its information technology systems; (9) changes in applicable laws or regulations; (10) the impact of and disruption to Owlet’s business, financial condition, operations, supply chain and logistics due to economic and other conditions beyond the Company’s control, such as health epidemics or pandemics, macro-economic uncertainties, social unrest, hostilities, natural disasters or other catastrophic events; (11) the possibility that Owlet may be adversely affected by other economic, business, regulatory, competitive or other factors, such as changes in discretionary consumer spending and consumer preferences; and (12) other risks and uncertainties set forth in the Company’s releases, public statements and filings with the Securities and Exchange Commission, including those identified in the “Risk Factors” sections of the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

All future written and oral forward-looking statements attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Moreover, the Company operates in an evolving environment. In addition to the factors described above, new risk factors and uncertainties may emerge from time to time, and factors that the Company currently deems immaterial may become material, and it is impossible for the Company to predict such events or how such events may affect Owlet.

Except as required by federal securities laws, the Company assumes no obligation to update any forward-looking statements after the date of this release, whether as a result of new information, future events or otherwise, although we may do so from time to time. The Company does not endorse any projections regarding future results or performance that may be made by third parties.

Disclosure Regarding Non-GAAP Financial Measures

In addition to the financial measures presented in this release in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the Company has included certain non-GAAP financial measures in this release, including EBITDA, adjusted EBITDA, adjusted net loss and adjusted net loss per share.
The Company uses such non-GAAP financial measures as internal measures of business operating performance and as performance measures for benchmarking against the Company’s peers and competitors. The Company believes its presentation of EBITDA, adjusted EBITDA, adjusted net loss and adjusted net loss per share provide a meaningful perspective of the underlying operating performance of our current business and enables investors to better understand and evaluate its historical and prospective operating performance. The Company believes that these non-GAAP financial measures are important supplemental measures of operating performance because they exclude items that vary from period to period without correlation to the Company’s core operating performance and highlight trends in its business that may not otherwise be apparent when relying solely on GAAP financial measures. Due to the nature of the items being excluded, such items do not reflect future gains, losses, expenses or benefits and are not indicative of the Company’s future operating performance. The Company believes investors, analysts and other interested parties use EBITDA, adjusted EBITDA, adjusted net loss and adjusted net loss per share in evaluating issuers, and the presentation of these measures facilitates a comparative assessment of the Company’s operating performance in addition to the Company’s performance based on GAAP results.
The Company’s non-GAAP financial measures should not be considered as an alternative to net loss or net loss per share as a measure of financial performance or any other performance measure derived in accordance with GAAP, and should not be construed as an inference that the Company’s future results will be unaffected by unusual or non-recurring items. EBITDA is defined as net loss adjusted for income tax provision, interest expense, interest income, and depreciation and amortization. Adjusted EBITDA is defined as net loss adjusted for income tax provision, interest expense, interest income, depreciation and amortization, restructuring costs, warrant liability adjustments, stock-based compensation, and transaction costs. Adjusted net loss is defined as net loss adjusted for warrant liability adjustments, stock-based compensation, and transaction costs. Adjusted loss per share is defined as Adjusted net loss divided by weighted-average shares of common stock.
EBITDA, adjusted EBITDA, adjusted net loss and adjusted net loss per share are not recognized terms under GAAP, and the Company’s presentation of these non-GAAP financial measures does not replace the presentation of the Company’s financial results in accordance with GAAP. Because all companies do not use EBITDA, adjusted EBITDA, adjusted net loss and adjusted net loss per share (and similarly titled financial measures) in the same way, those measures as used by other companies may not be consistent with the way the Company calculates such measures. The non-GAAP financial measures included in this release should not be construed as substitutes for or better indicators of the Company’s performance than the most directly comparable GAAP financial measures. See the reconciliation tables that accompany this release for additional information regarding certain of the non-GAAP financial measures included herein.

Conference Call and Webcast information

Owlet will host a conference call and audio webcast today at 4:30 p.m. ET to discuss these results.

To access the conference call by telephone, please dial (844) 200-6205 (domestic) or +1 (929) 526-1599 (international) and reference Access Code 718621. To listen to the conference call via live audio webcast, please visit the Events section of Owlet’s Investor Relations website at investors.owletcare.com.
A replay of the conference call will be available by telephone by dialing (929) 458-6194 (domestic) or +44 (204) 525-0658 (international) and using Access Code 576627. The archived webcast will also be available on Owlet’s Investor Relations website mentioned above.

About Owlet, Inc.

Owlet was founded by a team of parents in 2012. Owlet’s mission is to empower parents with the right information at the right time, to give them more peace of mind and help them find more joy in the journey of parenting. Owlet’s digital parenting platform aims to give parents real-time data and insights to help parents feel more calm and confident. Owlet believes that every parent deserves peace of mind and the opportunity to feel their well-rested best. To learn more, visit www.owletcare.com.

Owlet, Inc.
Condensed Consolidated Balance Sheets - Preliminary, Unaudited1
(in millions)

Assets	September 30, 2022	December 31, 2021
Current assets:
Cash and cash equivalents	$23.2	$95.1
Accounts receivable	20.5	10.5
Inventory	23.8	18.0
Prepaid expenses and other current assets	6.1	12.3
Total current assets	73.6	135.8
Property and equipment, net	1.4	1.9
Right of use assets, net	2.6	—
Intangible assets, net	2.3	1.7
Other assets	0.8	0.7
Total assets	$80.7	$140.0
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$28.5	$27.8
Accrued and other expenses	25.4	31.7
Current portion of deferred revenues	1.3	1.1
Line of credit	5.0	—
Current portion of long-term debt	12.0	8.5
Total current liabilities	72.1	69.1
Long-term debt, net	—	8.0
Noncurrent lease liabilities	1.6	—
Common stock warrant liability	2.3	7.1
Other long-term liabilities	0.3	0.7
Total liabilities	76.3	84.9
Total stockholders’ equity	4.4	55.2
Total liabilities and stockholders’ equity	$80.7	$140.0

Owlet, Inc.
Condensed Consolidated Statements of Cash Flows - Preliminary, Unaudited1
(in millions)

	For the Nine Months Ended September 30,
	2022	2021
Net cash used in operating activities	(71.6)	(34.7)
Net cash used in investing activities	(1.4)	(1.6)
Net cash provided by financing activities	1.1	134.2
Net change in cash and cash equivalents	(71.9)	97.9

1 Amounts may not sum due to rounding

Owlet, Inc.
Condensed Consolidated Statements of Operations and Comprehensive Loss - Preliminary, Unaudited1
(in millions, except share and per share amounts)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2022	2021	2022	2021
Revenues	$17.4	$31.5	$57.2	$78.4
Cost of revenues	12.7	16.6	37.3	37.3
Gross profit	4.6	14.9	20.0	41.1
Operating expenses:
General and administrative	9.7	9.3	29.4	22.5
Sales and marketing	9.7	13.1	31.0	26.8
Research and development	7.1	6.3	23.4	14.3
Total operating expenses	26.4	28.6	83.9	63.5
Operating loss	(21.8)	(13.8)	(63.9)	(22.5)
Other income (expense):
Interest expense, net	(0.4)	(0.5)	(0.8)	(1.4)
Interest expense from contingent beneficial conversion feature	—	(26.1)	—	(26.1)
Preferred stock warrant liability adjustment	—	—	—	(5.6)
Common stock warrant liability adjustment	2.9	5.8	4.8	5.8
Gain on loan forgiveness	—	—	—	2.1
Other income (expense), net	—	0.1	0.1	—
Total other income (expense), net	2.5	(20.7)	4.1	(25.2)
Loss before income tax provision	(19.4)	(34.4)	(59.8)	(47.6)
Income tax provision	—	—	—	—
Net loss and comprehensive loss	$(19.4)	$(34.5)	$(59.8)	$(47.6)
Net loss per share attributable to common stockholders, basic and diluted	$(0.17)	$(0.36)	$(0.54)	$(1.00)
Weighted-average number of shares outstanding used to compute net loss per share attributable to common stockholders, basic and diluted	111,775,265	96,681,887	110,995,687	47,421,668

1 Amounts may not sum due to rounding

Owlet, Inc.
Reconciliation of GAAP to Non-GAAP Measures - Preliminary, Unaudited1
(in millions)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2022	2021	2022	2021
Net Loss	$(19.4)	$(34.5)	$(59.8)	$(47.6)
Income tax provision	—	—	—	—
Interest expense, net	0.4	0.5	0.8	1.4
Interest expense from contingent beneficial conversion feature	—	26.1	—	26.1
Depreciation and amortization	0.4	0.3	1.1	0.8
EBITDA	$(18.5)	$(7.7)	$(58.0)	$(19.4)
Restructuring costs	1.2	—	1.2	—
Preferred stock warrant liability adjustment	—	—	—	5.6
Common stock warrant liability adjustment	(2.9)	(5.8)	(4.8)	(5.8)
Gain on loan forgiveness	—	—	—	(2.1)
Stock based compensation	1.8	0.7	8.4	2.3
Merger transaction costs	—	1.3	—	5.3
Loss on extinguishment of debt	—	—	—	0.2
Adjusted EBITDA	$(18.4)	$(11.5)	$(53.1)	$(13.9)

Owlet, Inc.
Reconciliation of GAAP to Non-GAAP Measures - Preliminary, Unaudited1
(in millions, except share and per share amounts)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2022	2021	2022	2021
Net Loss	$(19.4)	$(34.5)	$(59.8)	$(47.6)
Non-GAAP Adjustments:
Non-recurring interest expense from contingent beneficial conversion feature	—	26.1	—	26.1
Restructuring costs	1.2	—	1.2	—
Preferred stock warrant liability adjustment	—	—	—	5.6
Common stock warrant liability adjustment	(2.9)	(5.8)	(4.8)	(5.8)
Gain on loan forgiveness	—	—	—	(2.1)
Stock based compensation	1.8	0.7	8.4	2.3
Merger transaction costs	—	1.3	—	5.3
Loss on extinguishment of debt	—	—	—	0.2
Adjusted Net Loss	$(19.2)	$(12.2)	$(55.0)	$(16.1)
Net loss per share	$(0.17)	$(0.36)	$(0.54)	$(1.00)
Adjusted net loss per share	$(0.17)	$(0.13)	$(0.50)	$(0.34)
Weighted average number of shares outstanding	111,775,265	96,681,887	110,995,687	47,421,668

1 Amounts may not sum due to rounding

Investors
Mike Cavanaugh
ICR Westwicke
Phone: (617) 877-9641
mike.cavanaugh@westwicke.com

Media
Jane Putnam
Owlet, Inc.
Phone: (801) 647-0025
jputnam@owletcare.com